Exhibit 99.1

Three Lions Acquisition Corp.

INDEX TO FINANCIAL STATEMENT

Page
Financial Statement of Three Lions Acquisition Corp.:

Report of Independent Registered Public Accounting Firm (PCAOB: 199)	F-2
Balance Sheet as of September 2, 2026	F-3
Notes to Financial Statement	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Three Lions Acquisition Corp.

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Three Lions Acquisition Corp. (the “Company”) as of September 2, 2026, the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of September 2, 2026, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ CBIZ CPAs P.C.

CBIZ CPAs P.C.

We have served as the Company’s auditor since 2026.

New York, New York

September 10, 2026

Three Lions Acquisition Corp.

BALANCE SHEET

SEPTEMBER 2, 2026

Assets
Current assets:
Cash	$1,236,590
Prepaid expense	20,400

Total Current Assets	1,256,990

Cash held in Trust Account	100,500,000

Total Assets	$101,756,990

Liabilities, Ordinary Shares Subject to Possible Redemption, And Shareholders’ Equity
Current Liabilities:
Accrued offering cost	$139,280
Accrued expenses	34,196
Due to Sponsor	49,899
Promissory note – related party	150,000
Over-allotment option liability	91,400

Total Current Liabilities	464,775
Total Liabilities	464,775

Commitments and contingencies (Note 6)
Ordinary shares subject to possible redemption, 10,000,000 shares at a redemption value of $10.05 per share	100,500,000
Shareholders’ Equity:
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—
Ordinary shares, $0.0001 par value; 200,000,000 shares authorized; 4,433,333 shares issued and outstanding(1)	443
Additional paid-in capital	935,064
Subscription share receivable	(26,739)
Accumulated deficit	(116,553)

Total Shareholders’ Equity	792,215

Total Liabilities, Ordinary Shares Subject to Possible Redemption, and Shareholders’ Equity	$101,756,990

(1)	Includes an aggregate of up to 500,000 ordinary shares subject to forfeiture if the over-allotment is not exercised in full or in part by the underwriter (See Notes 5).

The accompanying notes are an integral part of the financial statement.

Three Lions Acquisition Corp.

NOTES TO FINANCIAL STATEMENT

SEPTEMBER 2, 2026

NOTE 1 — ORGANIZATION AND BUSINESS OPERATIONS

Three Lions Acquisition Corp. (the “Company”) is a Cayman Islands exempted company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses (a “Business Combination”). The Company intends to pursue a Business Combination with a target in any industry or geographic region that can benefit from the expertise and capabilities of the Company’s management team.

As of September 2, 2026, the Company had not commenced any operations. All activity for the period from March 10, 2026 (inception) through September 2, 2026 relates to the Company’s formation and the initial public offering (the “Initial Public Offering”), which is described below. The Company will not generate any operating revenues until after the completion of an initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s Initial Public Offering was declared effective on August 31, 2026. On September 2, 2026, the Company consummated the Initial Public Offering of 10,000,000 units (the “Units” and, with respect to the ordinary shares included in the Units being offered, the “Public Shares”) at $10.00 per Unit, generating gross proceeds of $100,000,000. Each Unit consists of one Public Share and one-half of one redeemable warrant (each, a “Public Warrant”).

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 400,000 units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, in a private placement to the Company’s sponsor, Three Lions Sponsor, LLC (the “Sponsor”), third-party investors, and EarlyBirdCapital, Inc., the underwriter in the Initial Public Offering (“EBC”), generating gross proceeds of $4,000,000. Each Private Placement Unit consists of one ordinary share (“Private Share” or, collectively, “Private Shares”) and one-half of one warrant (the “Private Warrant” and together with the Public Warrants, the “Warrants”). Of those 400,000 Private Placement Units, the Sponsor purchased 200,000 Private Placement Units, the third-party investors purchased 100,000 Private Placement Units, and EBC purchased 100,000 Private Placement Units.

Transaction costs amounted to $6,748,876, consisting of $2,000,000 cash underwriting fees, excess fair value over cost of Founder Shares transferred to third-party investors of $3,386,783, and $1,362,093 of other offering costs.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. Pursuant to applicable stock exchange listing rules, the Company’s initial Business Combination must be with one or more businesses or assets with a fair market value equal to at least 80% of the assets held in the Trust Account (as defined below) (excluding interest income earned on the trust account released to the Company to pay taxes). The Company intends to only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the issued and outstanding voting securities of the target or otherwise acquires a controlling interest in the target business sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to successfully effect a Business Combination.

Following the closing of the Initial Public Offering, on September 2, 2026, an amount of $100,500,000 ($10.05 per Unit) from the net proceeds of the sale of the Units and the Private Placement Units was placed in the trust account (the “Trust Account”), located in the United States, with Continental Stock Transfer & Trust Company acting as trustee, and may be held in demand deposit or cash accounts or invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of (i) the completion of a Business Combination and (ii) the distribution of the funds in the Trust Account to the Company’s shareholders, as described below.

Three Lions Acquisition Corp.

NOTES TO FINANCIAL STATEMENT

SEPTEMBER 2, 2026

NOTE 1 — ORGANIZATION AND BUSINESS OPERATIONS (cont.)

The Company will provide the holders of the outstanding Public Shares (the “Public Shareholders”) with the opportunity to redeem all or a portion of their Public Shares either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer in connection with the Business Combination. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company in its sole discretion subject to requirements of corporate law. The Public Shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially invested at $10.05 per Public Share, plus any pro rata interest then in the Trust Account, net of taxes payable). The Public Shares subject to redemption were recorded at a redemption value and classified as temporary equity upon the completion of the Initial Public Offering in accordance with Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.”

If the Company seeks shareholder approval of the Business Combination, the Company will proceed with a Business Combination only if the Company receives an ordinary resolution under Cayman Islands law approving a Business Combination, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company, or such other vote as required by law or stock exchange rule. If a shareholder vote is not required and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association, conduct the redemptions pursuant to the tender offer rules of the Securities and Exchange Commission (the “SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination. If the Company seeks shareholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 5), Private Shares and, subject to applicable securities laws, any Public Shares purchased during or after the Initial Public Offering (including in open market and privately negotiated transactions) in favor of approving a Business Combination. Additionally, each Public Shareholder may elect to redeem their Public Shares, without voting, and if they do vote, irrespective of whether they vote for or against a proposed Business Combination.

Notwithstanding the foregoing, if the Company seeks shareholder approval of the Business Combination and the Company does not conduct redemptions pursuant to the tender offer rules, a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the Public Shares without the Company’s prior written consent.

The Sponsor and EBC have agreed (a) to waive their redemption rights with respect to any Founder Shares, EBC Founder Shares (as defined in Note 4), Private Shares and Public Shares held by them in connection with the completion of a Business Combination, (b) to waive their redemption rights with respect to their Founder Shares, EBC Founder Shares, Private Shares and Public Shares in connection with a shareholder vote to approve an amendment to the amended and restated memorandum and articles of association to (1) delay or modify the substance or timing of the obligation to provide for the redemption of the public shares in connection with an initial Business Combination or to redeem 100% of the public shares if the Company does not complete the initial Business Combination within 21 months from the closing of the Initial Public Offering or (2) with respect to any other provisions relating to shareholders’ rights or pre-initial Business Combination activity, and (c) to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares, EBC Founder Shares and Private Shares held by them if the Company fails to complete the initial Business Combination within 21 months from the closing of the Initial Public Offering. However, if the Sponsor or any of its affiliates acquires Public Shares, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period.

Three Lions Acquisition Corp.

NOTES TO FINANCIAL STATEMENT

SEPTEMBER 2, 2026

NOTE 1 — ORGANIZATION AND BUSINESS OPERATIONS (cont.)

The Company have until 21 months from the closing of the Initial Public Offering to consummate a Business Combination (the “Combination Period”). However, if the Company has not completed a Business Combination within the Combination Period and the Combination Period is not extended by shareholders pursuant to an amendment to the Company’s amended and restated articles of association, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to us to pay our taxes, if any (less $100,000 to pay liquidation and dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Public Shareholders and its Board of Directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (1) $10.05 per Public Share and (2) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.05 per Public Share, due to reductions in the value of trust assets, in each case net of the interest that may be withdrawn to pay taxes. This liability will not apply to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and as to any claims by the Company’s auditors or under the Company’s indemnity of the underwriter of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the U.S. SEC.

Liquidity and Capital Resources

The Company’s liquidity needs up to September 2, 2026 had been satisfied through the loan under an unsecured promissory note from the Sponsor and through the proceeds derived from the Initial Public Offering. As of September 2, 2026, the Company had cash of $1,236,590 and working capital of $792,215.

Three Lions Acquisition Corp.

NOTES TO FINANCIAL STATEMENT

SEPTEMBER 2, 2026

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

In order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but is not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). If the Company completes a Business Combination, the Company would repay such loaned amounts at that time. Up to $1,500,000 of such Working Capital Loans may be converted into units upon consummation of the Business Combination at a price of $10.00 per unit. The units would be identical to the Private Placement Units. As of September 2, 2026, the Company had no borrowings under the Working Capital Loans.

In connection with the Company’s assessment of going concern considerations in accordance with FASB ASC Topic 205-40, “Presentation of Financial Statements — Going Concern,” the Company does not believe it will need to raise additional funds in order to meet the expenditures required for operating its business. However, if the estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating a Business Combination are less than the actual amount necessary to do so, the Company may have insufficient funds available to operate its business prior to the initial Business Combination. The Company has the Combination Period to complete the initial Business Combination. Management has determined that upon the consummation of the Initial Public Offering and the sale of the Private Placement Units, the Company has sufficient funds to finance the working capital needs of the Company within one year from the date of issuance of the financial statement.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012, as amended (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of the financial statement in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $1,236,590 in cash and no cash equivalents as of September 2, 2026.

Cash Held in Trust Account

As of September 2, 2026, the assets held in the Trust Account, amounting to $100,500,000, were held in cash.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation coverage limit of $250,000. Any loss incurred or a lack of access to such funds could have a significant adverse impact on the Company’s financial condition, results of operations, and cash flows.

Offering Costs

The Company complies with the requirements of the ASC 340-10-S99 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A — “Expenses of Offering.” Offering costs consist principally of professional and registration fees that are related to the Initial Public Offering. FASB ASC 470-20, “Debt with Conversion and Other Options,” addresses the allocation of proceeds from the issuance of convertible debt into its equity and debt components. The Company applies this guidance to allocate Initial Public Offering proceeds from the Units between ordinary shares and Warrants, using the residual method by allocating Initial Public Offering proceeds first to assigned value of the Public Warrants and then to the ordinary shares. Offering costs allocated to the Public Shares were charged to temporary equity, and offering costs allocated to the Public Warrants and Private Placement Units were charged to shareholders’ equity as Public Warrants and Private Warrants, after management’s evaluation, were accounted for under equity treatment.

Three Lions Acquisition Corp.

NOTES TO FINANCIAL STATEMENT

SEPTEMBER 2, 2026

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of September 2, 2026. The Company is currently not aware of any issues under review that could result in significant payments, accruals, or material deviation from its position. The Company may be subject to potential examination by foreign taxing authorities in the area of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with foreign tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

The Company is considered to be an exempted Cayman Islands company and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. In accordance with Cayman income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statement.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurement,” approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.

Three Lions Acquisition Corp.

NOTES TO FINANCIAL STATEMENT

SEPTEMBER 2, 2026

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Warrant Instruments

The Company accounted for the Public Warrants and Private Warrants issued in connection with the Initial Public Offering and the private placement in accordance with the guidance contained in FASB ASC Topic 815, “Derivatives and Hedging”. Accordingly, the Company evaluated and classified the warrant instruments under equity treatment at their relative fair values.

Share-Based Compensation

The Company accounts for share awards in accordance with FASB ASC Topic 718 (“ASC 718”), “Compensation—Stock Compensation,” which requires that all equity awards be accounted for at their “fair value.” Fair value is measured on the grant date and is equal to the underlying value of the share.

Costs equal to these fair values are recognized ratably over the requisite service period based on the number of awards that are expected to vest, in the period of grant for awards that vest immediately and have no future service condition, or in the period the awards vest immediately after meeting a performance condition becomes probable (e.g., the occurrence of Initial Public Offering or initial Business Combination). For awards that vest over time, cumulative adjustments in later periods are recorded to the extent actual forfeitures differ from the Company’s initial estimates; previously recognized compensation cost is reversed if the service or performance conditions are not satisfied and the award is forfeited.

Derivative Financial Instruments

The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging”. For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the statements of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the balance sheet as current or non-current based on whether or not net cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date. The underwriter’s over-allotment option is deemed to be a freestanding financial instrument indexed on the contingently redeemable shares and was accounted for as a liability pursuant to ASC 480 since the underwriters did not exercise their overallotment option at the closing of the Initial Public Offering.

Ordinary Shares Subject to Possible Redemption

The Public Shares contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, or if there is a shareholder vote or tender offer in connection with the Company’s initial Business Combination. In accordance with FASB ASC 480-10-S99, the Company classifies Public Shares subject to possible redemption outside of permanent equity as the redemption provisions are not solely within the control of the Company. The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of redeemable shares to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption value. The change in the carrying value of redeemable shares will result in charges against additional paid-in capital (to the extent available) and accumulated deficit. Accordingly, as of September 2, 2026, ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet. As of September 2, 2026, the ordinary shares subject to possible redemption reflected in the balance sheet are reconciled in the following table:

Gross proceeds	$100,000,000
Less:
Proceeds allocated to Public Warrants	(3,300,000)
Proceeds allocated to over-allotment option	(91,400)
Public Shares issuance costs	(3,197,459)
Plus:
Remeasurement of carrying value to redemption value	7,088,859

Ordinary shares subject to possible redemption, September 2, 2026	$100,500,000

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statement.

NOTE 3 — INITIAL PUBLIC OFFERING

In the Initial Public Offering on September 2, 2026, the Company sold 10,000,000 Units at a price of $10.00 per Unit. Each Unit consists of one Public Share and one-half of one Public Warrant. The Company granted the underwriter a 45-day option from the date of Initial Public Offering to purchase up to 1,500,000 additional Units to cover over-allotments (Note 6).

NOTE 4 — PRIVATE PLACEMENTS

Simultaneously with the closing of the Initial Public Offering, the Sponsor, the third-party investors, and EBC purchased an aggregate of 400,000 Private Placement Units, at a price of $10.00 per Private Placement Unit, or $4,000,000 in the aggregate, in a private placement, of which 200,000 Private Placement Units were purchased by the Sponsor, 100,000 Private Placement Units were purchased by the third-party investors, and 100,000 Private Placement Units were purchased by EBC. The Sponsor and EBC have agreed that if the over-allotment option is exercised by the underwriter in full or in part, they and/or their designees will purchase from the Company up to an additional 37,500 Private Placement Units (28,125 Private Placement Units to be purchased by the Sponsor and 9,375 Private Placement Units to be purchased by EBC or its designees) at a price of $10.00 per unit in an amount that is necessary to maintain in the Trust Account $10.05 per unit sold to the public in the Initial Public Offering. Each Unit consists of one Private Share and one-half of one Private Warrant. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Units held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law). The Private Placement Units and underlying securities will not be transferable, assignable, or salable until the completion of a Business Combination, subject to certain exceptions. The Private Placement Units and the underlying securities are deemed compensation by FINRA and are therefore subject to a 180-day lock-up pursuant to FINRA Rule 5110(e)(1). Additionally, the Private Placement Units and underlying securities purchased by EBC may not be sold, transferred, assigned, pledged or hypothecated or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person for a 180-day period following the effective date of the Initial Public Offering except to any selected dealer participating in the offering and the bona fide officers or partners of the underwriter and any such participating selected dealer. EBC has agreed that the Private Placement Units and underlying securities it purchases will not be sold or transferred by it (except to certain permitted transferees) until the Company has completed a Business Combination.

Three Lions Acquisition Corp.

NOTES TO FINANCIAL STATEMENT

SEPTEMBER 2, 2026

NOTE 5 — RELATED PARTIES

Founder Shares

On March 23, 2026, the Company issued an aggregate of 2,875,000 ordinary shares to the Sponsor for an aggregate purchase price of $25,000, or approximately $0.009 per share. Also, on March 23, 2026, the Company issued an aggregate of 200,000 ordinary shares to EBC for an aggregate purchase price of $1,739, or approximately $0.009 per share. On June 29, 2026, the Company effected a 1 for 1.33333 share split of the Founder Shares and EBC Founder Shares, resulting in the Sponsor holding an aggregate of 3,833,333 Founder Shares, and EBC holding 266,667 EBC Founder Shares. On the same day, EBC agreed to forfeit and cancel 66,667 EBC Founder Shares. All share and per share data has been retrospectively presented. As of September 2, 2026, both of the payments due to the Company are recorded as share subscription receivable in the shareholders’ equity section of the accompanying balance sheet. The Founder Shares include an aggregate of up to 500,000 shares, which remain subject to forfeiture depending on the extent to which the underwriter’s over-allotment option is exercised within the 45-day period following the closing of the Initial Public Offering.

Based on the ASC 718 Stock-based compensation analysis as of the agreement date of March 23, 2026, the 200,000 EBC ordinary shares have a fair value of $864,000 or $4.32 per ordinary share. The net amount between the subscription share receivable associated with these and the fair value amount has been charged to deferred offering costs and additional paid in capital. The Company established the fair value of the EBC Shares on the date of the grant agreement, using a calculation which takes into consideration the underlying share price of $9.83, a volatility of 7%, and a discount on marketability of 2.4%.

On August 20, 2026, the Sponsor transferred an aggregate of 75,000 Founder Shares to three of the Company’s independent directors (25,000 each) for an aggregate consideration of $489, or approximately $0.007 per share. The Founder Shares were granted in exchange for their services to the Company through the Company’s initial Business Combination. The transfer of Founder Shares to the directors are in the scope of ASC 718. Under ASC 718, stock-based compensation associated with equity classified awards is measured at grant date fair value. The total fair value of the 75,000 Founder Shares transferred to the directors on August 20, 2026 was $319,500 or $4.26 per share. The Company established the initial fair value of the Founder Shares on August 20, 2026, using a calculation prepared by a third party valuation firm which takes into consideration the following market assumptions: (i) share price of $9.70, (ii) discount for lack of marketability of 2.3%, and (iii) probability of successful business combination of 45.0%. The Founder Shares transferred are subject to a performance condition (i.e., providing services through the Company’s initial Business Combination). Stock-based compensation would be recognized at the date a Business Combination is considered probable (i.e., upon consummation of the Company’s initial Business Combination) in an amount equal to the number of Founder Shares transferred multiplied by the grant date fair value per share (unless subsequently modified) less the amount initially received for the transfer of Founder Shares. As of September 2, 2026, the Company determined that the initial Business Combination is not considered probable and therefore no compensation expense has been recognized.

On August 28, 2026, the third-party investors subscribed for an aggregate of 800,000 Founder Shares of the Sponsor. No new Founder Shares were issued to the Sponsor. Because this subscription is treated as a transfer by the Sponsor to such third-party investors of a portion of the Founder Shares, the Company has analyzed and concluded that such transfer is in the scope of SAB Topic 5A, Expenses of Offering, which indicates that “Specific incremental costs directly attributable to a proposed or actual offering of securities may properly be deferred and charged against the gross proceeds of the offering”. The subscription price paid by the third-party investors of the Sponsor for such interests in the Sponsor was $5,217 in the aggregate, or $0.007 per Founder Share. The total fair value of the 800,000 Founder Shares on August 31, 2026, the effective date of the Company’s registration statement, was $3,392,000 or $4.24 per share. The Company established the initial fair value of the Founder Shares on August 31, 2026, using Discount for Lack of Marketability Finnerty Model, and classified as Level 3 at the measurement date due to the use of unobservable inputs including the probability of a Business Combination, the probability of the Initial Public Offering, and other variables. The primary assumptions used in the valuation of Founder Shares were (i) share price $9.68, (ii) discount for lack of marketability of 2.6%, and (iii) probability of successful Business Combination of 45.0%. The fair value of Founder Shares transferred to third-party investors less the consideration paid by them, or $3,386,783, was recorded as an offering cost and was allocated solely to permanent equity and was charged to additional paid-in capital.

The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earlier to occur of: (A) six months after the completion of the initial Business Combination and (B) the date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction after the initial Business Combination that results in all public shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Promissory Note — Related Party

The Sponsor has agreed to loan the Company an aggregate of up to $150,000 to be used for a portion of the expenses of the Initial Public Offering (the “Promissory Note”). The Promissory Note is non-interest bearing, unsecured and due at the earlier of (i) September 30, 2026 or (ii) the closing of the Initial Public Offering or (iii) the date on which the Company determines not to proceed with the Initial Public Offering. As of September 2, 2026, the Company had borrowed $150,000 under the Promissory Note.

Due to Sponsor

Due to Sponsor amounting to $49,899 presented on the balance sheet as of September 2, 2026 represents the amounts drawn by the Company over the maximum amount that can be drawn upon the Promissory Note.

Administration Fee

The Company entered into an agreement with the Sponsor commencing on August 31, 2026 through the earlier of the Company’s consummation of initial Business Combination and its liquidation, to pay an aggregate of $10,000 per month to the Sponsor or its affiliate, for office space, utilities, and secretarial and administrative support services.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes a Business Combination, the Company would repay the Working Capital Loans. In the event that a Business Combination

Three Lions Acquisition Corp.

NOTES TO FINANCIAL STATEMENT

SEPTEMBER 2, 2026

NOTE 5 — RELATED PARTIES (cont.)

does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans but no proceeds from the Trust Account would be used to repay the Working Capital Loans. Up to $1,500,000 of such Working Capital Loans may be convertible into private placement units of the post Business Combination entity at a price of $10.00 per unit at the option of the lender. The units would be identical to the Private Placement Units. As of September 2, 2026, there was no Working Capital Loans outstanding.

NOTE 6 — COMMITMENTS AND CONTINGENCIES

Registration Rights

The holders of the Founder Shares, EBC Founder Shares, Private Placement Units and any units that may be issued upon conversion of working capital loans (and all underlying securities) are entitled to registration rights pursuant to a registration rights agreement signed on August 31, 2026 requiring the Company to register such securities for resale. The holders of these securities will be entitled to make up to three demands, excluding short form registration demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. In compliance with FINRA Rule 5110(g)(8), the registration rights granted to EBC are limited to demand and “piggyback” rights for periods of five and seven years, respectively, from the effective date of the Initial Public Offering and EBC may only exercise its demand rights on one occasion. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted the underwriter a 45-day option from the date of Initial Public Offering to purchase up to 1,500,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less the underwriting discounts and commissions. As of September 2, 2026, the full over-allotment option remains open.

The underwriter was entitled to a cash underwriting discount of $0.20 per Unit, or $2,000,000 in the aggregate (or up to $2,300,000 in the aggregate if the underwriter’s over-allotment option is exercised in full), which was paid upon the closing of the Initial Public Offering.

Business Combination Marketing Agreement

Pursuant to a Business Combination Marketing Agreement, the Company engaged EBC as an advisor in connection with the initial Business Combination to assist the Company in holding meetings with shareholders to discuss the potential Business Combination and the target business’ attributes, introduce the Company to potential investors that are interested in purchasing securities in connection with the initial Business Combination and assist the Company with press releases and public filings in connection with the Business Combination. The Company will pay EBC a cash fee for such services upon the consummation of the initial Business Combination for up to 3.5% of the gross proceeds of the Initial Public Offering. In addition, the Company will pay EBC a cash fee in an amount equal to 1.0% of the total consideration payable in the initial Business Combination if it introduces the Company to the target business with whom it completes the initial Business Combination; provided that the foregoing fee will not be paid prior to the date that is 60 days from the effective date of the Initial Public Offering unless FINRA determines that such payment would not be deemed underwriter’s compensation in connection with the Initial Public Offering pursuant to FINRA Rule 5110. Management has determined that the Business Combination Marketing Agreement fees are not payable as of September 2, 2026, and will only record a liability on the date of the Company’s initial Business Combination.

Three Lions Acquisition Corp.

NOTES TO FINANCIAL STATEMENT

SEPTEMBER 2, 2026

NOTE 7 — SHAREHOLDERS’ EQUITY

Preference Shares — The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of September 2, 2026, there were no preference shares issued or outstanding.

Ordinary Shares — The Company is authorized to issue 200,000,000 ordinary shares with a par value of $0.0001 per share. Holders of ordinary shares are entitled to one vote for each share. As of September 2, 2026, there were 4,433,333 ordinary shares issued and outstanding, 400,000 of which represents the Private Shares, and 4,033,333 of which represents the Founder Shares. The Founder Shares includes an aggregate of up to 500,000 ordinary shares which remain subject to forfeiture depending on the extent to which the underwriters’ over-allotment option is exercised within the 45-day period following the closing of the Initial Public Offering.

Warrants — As of September 2, 2026, there were 5,200,000 Warrants outstanding, including 5,000,000 Public Warrants and 200,000 Private Warrants. Each whole Warrant entitles the holder to purchase one ordinary share at a price of $11.50 per share, subject to adjustment as discussed herein. At any time commencing 30 days after the completion of the initial Business Combination, and will expire at 5:00 p.m., New York City time, five years after the completion of the initial Business Combination or earlier upon redemption or liquidation. However, no warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to such ordinary shares. Although the Company is are registering its ordinary shares issuable upon exercise of the warrants on the registration statement of the Initial Public Offering, the Company has agreed that as soon as practicable after the closing of the initial Business Combination, it will use its best efforts to file with the SEC a post-effective amendment to the registration statement covering the ordinary shares issuable upon exercise of the warrants. Notwithstanding the foregoing, if a registration statement covering the ordinary shares issuable upon exercise of the public warrants is not effective within a 60 day period following the consummation of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act, provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis. In the event of such cashless exercise, each holder would pay the exercise price by surrendering the warrants for that number of ordinary shares equal to the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” for this purpose will mean the average reported last sale price of the ordinary shares for the 5 trading days ending on the trading day prior to the date of exercise.

The Private Warrants, as well as any warrants the Company may issue to the Sponsor, officers, directors, initial shareholders or their affiliates in payment of working capital loans made to the Company, will be identical to the Public Warrants underlying the Units being offered. The Sponsor and EBC have agreed not to transfer, assign or sell any of the Private Warrants or underlying shares (except to the same permitted transferees as the Founder Shares and provided the transferees agree to the same terms and restrictions as the permitted transferees of the Founder Shares must agree to, each as described herein) until the completion of the initial Business Combination

Redemption of Warrants: The Company may redeem the outstanding Warrants in whole and not in part, at a price of $0.01 per Warrant:

•	at any time after the warrants become exercisable,

Three Lions Acquisition Corp.

NOTES TO FINANCIAL STATEMENT

SEPTEMBER 2, 2026

NOTE 7 — SHAREHOLDERS’ EQUITY (cont.)

•	upon not less than of 30 days’ prior written notice of redemption to each warrant holder,

•

if, and only if, the closing price of the ordinary shares equals or exceeds $18.00 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations), for any 20 trading days within a 30 trading day period commencing at any time after the warrants become exercisable and ending on the third business days prior to the notice of redemption to warrant holders; and

•	if, and only if, there is a current registration statement in effect with respect to the ordinary shares underlying such warrants.

The redemption criteria for the warrants have been established at a price which is intended to provide warrant holders a reasonable premium to the initial exercise price and provide a sufficient differential between the then- prevailing share price and the warrant exercise price so that if the share price declines as a result of the redemption call, the redemption will not cause the share price to drop below the exercise price of the warrants.

NOTE 8 — FAIR VALUE MEASUREMENTS

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

•	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

•

Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•

Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

The over-allotment option was accounted for as a liability in accordance with ASC 815-40 and was presented within liabilities on the balance sheet. The over-allotment option liability is measured at fair value at inception and on a recurring basis, with changes in fair value presented within changes in fair value of over-allotment option liability in the statement of operations.

The fair value of the over-allotment option is $91,400, or $0.061 per over-allotment unit. The Company used a Black-Scholes model to value the over-allotment option. The over-allotment option liability was classified within Level 3 of the fair value hierarchy at the measurement date due to the use of unobservable inputs. Inherent in pricing models are assumptions related to expected share-price volatility, expected life and risk-free interest rate. The Company estimates the volatility of its ordinary shares based on historical volatility that matches the expected remaining life of the option. The risk-free interest rate is based on the U.S. Treasury zero-coupon yield curve on the grant date for a maturity similar to the expected remaining life of the option. The expected life of the option is assumed to be equivalent to its remaining contractual term.

The key inputs into the Black-Scholes model were as follows at initial measurement of the over-allotment option:

September 2, 2026
Risk-free interest rate	3.87%
Expected term (years)	0.12
Volatility	2.29%
Exercise price	$10.00

The fair value of the Public Warrants is $3,300,000, or $0.66 per Public Warrant. The fair value of Public Warrants was determined using Monte Carlo Simulation Model. The Public Warrants have been classified within shareholders’ deficit and will not require remeasurement after issuance. The following table presents the quantitative information regarding market assumptions used in the level 3 valuation of the Public Warrants:

September 2, 2026
Share price	$10.45
Exercise price	$11.50
Annual volatility	9.1%
Trading days per year	252
Risk-free rate	4.54%
Probability of successful acquisition	45.0%

NOTE 9 — SEGMENT INFORMATION

FASB ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statement information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise that engage in business activities from which it may recognize revenues and incur expenses, and for which separate financial information is available that is regularly evaluated by the Company’s CODM, or group, in deciding how to allocate resources and assess performance.

The Company’s CODM has been identified as the Chief Executive Officer, who reviews the operating results for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that the Company only has one reportable segment.

The CODM assesses performance for the single segment and decides how to allocate resources. The measure of segment assets is reported on the balance sheet as total assets. When evaluating the Company’s performance and making key decisions regarding resource allocation, the CODM reviews several key metrics included in the total assets, which include the following:

September 2, 2026
Cash	$1,236,590
Cash held in Trust Account	$100,500,000

The CODM reviews the position of total assets to assess if the Company has sufficient resources available to discharge its liabilities. The CODM is provided with details of cash and liquid resources available with the Company. The CODM will review the interest that will be earned and accrued on cash held in Trust Account to measure and monitor shareholder value and determine the most effective strategy of investment with the Trust Account funds while maintaining compliance with the Trust Agreement.

Three Lions Acquisition Corp.

NOTES TO FINANCIAL STATEMENT

SEPTEMBER 2, 2026

NOTE 10 — SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through the date that the financial statement was issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.